Acuson Corporation                                                  Exhibit 10.3
--------------------------------------------------------------------------------

                                                               EXECUTION VERSION

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                     ---------
June 30, 2000 is entered into by and among:

          (1)  ACUSON CORPORATION, a Delaware corporation ("Borrower");
                                                            --------

          (2)  Each of the financial institutions from time to time listed in
     Schedule I to the Credit Agreement referred to in Recital A below
     ----------------------------------                ---------
     (collectively, the "Lenders"); and
                         -------

          (3) ABN AMRO BANK N.V., acting through its San Francisco Representative Office, as agent for the Lenders (in such capacity, "Agent").
      -----

                                    RECITALS
                                    --------

     A. Borrower, the Lenders and Agent are parties to that certain Credit Agreement dated as of April 9, 1999, as amended by that certain First Amendment to Credit Agreement dated as of December 16, 1999 and as further amended by that certain Second Amendment to Credit Agreement dated as of March 17, 2000 (as amended, the "Credit Agreement").
              ----------------

     B. Borrower has requested that the Lenders and Agent amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are so willing to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1.   Definitions, Interpretation.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                        -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.   Amendments to Credit Agreement.  Subject to the satisfaction of the
          ------------------------------
conditions set forth in Paragraph 4 below, the Credit Agreement is hereby
                        -----------
amended as follows:

          (a)  Subparagraph 5.03(b) of the Credit Agreement is hereby amended to
               --------------------------------------------
     read in its entirety as follows:

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Acuson Corporation                                                  Exhibit 10.3
--------------------------------------------------------------------------------



               (b)  Funded Indebtedness/EBITDA Ratio. Borrower shall not permit
                    --------------------------------
          its Funded Indebtedness/EBITDA Ratio to be greater than 2.50 to 1.00; provided, however, that if Borrower enters into a "synthetic" lease
          --------  -------
          transaction of the type described in clause (xii) of Subparagraph
                                               ----------------------------
          5.02(a), then on and after the effective date of such "synthetic"
          -------
          lease transaction Borrower shall not permit its Funded Indebtedness/EBITDA Ratio to be greater than 3.00 to 1.00; provided,
                                                                     --------
          further, that Borrower shall not be required to maintain the foregoing
          -------
          Funded Indebtedness/EBITDA Ratio for the four fiscal-quarter period ending on June 30, 2000.

          (b)  Subparagraph 5.03(c) of the Credit Agreement is hereby amended to
               --------------------------------------------
     read in its entirety as follows:

               (c)  Fixed Charge Coverage Ratio. Borrower shall not permit its
                    ---------------------------
          Fixed Charge Coverage Ratio for any consecutive four-fiscal quarter period ending on the date of each quarter to be less than the ratio set forth opposite such period below:

               Quarters ending on June 30, 1999,
                    September 30, 1999, December 31,
                    1999 and March 31, 2000                      2.00 to 1.00;

               Quarter ending on September 30, 2000              1.85 to 1.00;

               Each quarter thereafter                           2.00 to 1.00.

     3.   Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective
   -----------
Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the
                               --------------------------------------
     other Credit Documents are true and correct in all material respects (except with respect to representations and warranties that speak as of a particular date, which shall be true and correct as of such date);

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c)  Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this
-----------
Amendment.)

     4.   Effective Date.  The amendments set forth in Paragraph 2 above, shall
          --------------                               -----------
become effective on June 30, 2000 (the "Effective Date"), subject to receipt by
                                        --------------
Agent and the Lenders on

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Acuson Corporation                                                  Exhibit 10.3
--------------------------------------------------------------------------------


or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a)  This Amendment duly executed by Borrower, the Lenders and Agent;

          (b) A Certificate of the Secretary or the Assistant Secretary of Borrower in the form attached hereto as Attachment A, dated the Effective
                                             ------------
     Date, certifying that (i) the Certificate of Incorporation and Bylaws in the form delivered to Agent on April 9, 1999, and (ii) resolutions dated December 3, 1999 authorizing the transactions contemplated pursuant to the Credit Agreement and the other Credit Documents, delivered to Agent on December 16, 1999, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Amendment, and all other documents, instruments or agreements related thereto executed or to be executed by Borrower; and

          (c) Payment of a one-time, nonrefundable amendment fee of $10,000, to be shared among the Lender's pro rata in accordance with each Lender's Proportionate Share; and

          (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     5.   Effect of this Amendment.  On and after the Effective Date, each
          ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     6.   Miscellaneous.
          -------------

          (a)  Counterparts.  This Amendment may be executed in any number of
               ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b)  Headings.  Headings in this Amendment are for convenience of
               --------
     reference only and are not part of the substance hereof.

          (c)  Governing Law.  This Amendment shall be governed by and construed
               -------------
     in accordance with the laws of the State of California without reference to conflicts of law rules.

                            [signature page follows]

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Acuson Corporation                                                  Exhibit 10.3
--------------------------------------------------------------------------------


     IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                          ACUSON CORPORATION, a Delaware corporation

                                   By: /s/ Barry Zwarenstein
                                      ---------------------------------------
                                      Name:  Barry Zwarenstein
                                            ---------------------------------
                                      Title: Vice President, CFO
                                            ---------------------------------

AGENT:                             ABN AMRO BANK N.V., as Agent

                                   By: /s/ Gina M. Brusatori
                                      ---------------------------------------
                                      Name:  Gina M. Brusatori
                                            ---------------------------------
                                      Title: Group Vice President
                                            ---------------------------------

                                   By: /s/ Amanda Cox
                                      ---------------------------------------
                                      Name:  Amanda Cox
                                            ---------------------------------
                                      Title: Vice President
                                            ---------------------------------

LENDERS:                           ABN AMRO BANK N.V., as a Lender

                                   By: /s/ Gina M. Brusatori
                                      ---------------------------------------
                                      Name:  Gina M. Brusatori
                                            ---------------------------------
                                      Title: Group Vice President
                                            ---------------------------------

                                   By: /s/ Amanda Cox
                                      ---------------------------------------
                                      Name:  Amanda Cox
                                            ---------------------------------
                                      Title: Vice President
                                            ---------------------------------


                                   BNP PARIBAS, as a Lender

                                   By: /s/ Jeffrey S. Kajisa
                                      ---------------------------------------
                                      Name:  Jeffrey S. Kajisa
                                            ---------------------------------
                                      Title: Vice President
                                            ---------------------------------


                                   By: /s/ Sandra F. Bertram
                                      ---------------------------------------
                                      Name:  Sandra F. Bertram
                                            ---------------------------------
                                      Title: Assistant Vice President
                                            ---------------------------------

                                  ATTACHMENT A
                                  ------------

                  Form of [Assistant] Secretary's Certificate
                  -------------------------------------------

                               ACUSON CORPORATION
                      [ASSISTANT] SECRETARY'S CERTIFICATE

     Reference is made to that certain Credit Agreement, dated as of April 9, 1999 (as amended, the "Credit Agreement"), by and among Acuson Corporation, a
                       ----------------
Delaware corporation (the "Company"), each of the financial institutions listed
                           -------
in Schedule I to the Credit Agreement (collectively, the "Lenders"), and ABN
   ----------------------------------                     -------
AMRO Bank N.V., acting through its San Francisco Representative Office, as agent for the Lenders (in such capacity, "Agent"). This Certificate is delivered
                                    -----
pursuant to Subparagraph 4(c) of that certain Third Amendment to Credit
            -----------------
Agreement dated as of June 30, 2000 (the "Third Amendment") with the intention
                                          ---------------
that the Lenders and Agent shall rely hereon in connection with the execution and delivery of the Third Amendment. Capitalized terms used herein without definition shall have the meanings given to such terms in the Third Amendment.

     I, ________________, do hereby certify that I am the duly elected, qualified and acting [Assistant] Secretary of the Company, and that, as such, I am authorized to execute this Certificate on behalf of the Company, and I further certify that:

          (a) The following persons have been duly elected or appointed to, are duly qualified for, and on the date hereof do hold, the offices of the Company set forth opposite their respective names below, and as such, are authorized to execute and deliver on behalf of the Company the Third Amendment, and all other documents, instruments, or agreements related thereto executed or to be executed by the Company, and that the signatures appearing below, opposite the name of such persons are the authentic signature or facsimile thereof, respectively, of such persons:

Name                         Office                        Signature
----                         ------                        ---------
Barry Zwarenstein            Chief Financial Officer       /s/  Barry Zwarenstein
--------------------         -----------------------       ------------------------------

--------------------         -----------------------       ------------------------------

--------------------         -----------------------       ------------------------------

--------------------         -----------------------       ------------------------------

          (b) Each of the Company's (i) Certificate of Incorporation and Bylaws in the form delivered to Agent on April 9, 1999, and (ii) resolutions dated December 3, 1999 authorizing the transactions contemplated pursuant to the Credit Agreement and the other Credit Documents, delivered to Agent on December 16, 1999, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date.

     IN WITNESS WHEREOF, I have executed this Certificate on and as of this 30th day of June, 2000.

                              /s/ Charles H. Dearborn
                              ---------------------------------------------
                              Name:  Charles H. Dearborn II
                              Title: Sr. VP Human Resources and Legal
                                     Affairs, General Counsel & Secretary